Exhibit 99.1

Contact:	US Airways Dan Cravens 480-693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS RECORD JUNE LOAD FACTOR
TEMPE, Ariz. July 6, 2011 — US Airways Group, Inc. (NYSE: LCC) today announced June, quarter and year-to-date 2011 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.7 billion, up 2.5 percent versus June 2010. Mainline capacity was 6.6 billion available seat miles (ASMs), up 2.3 percent versus June 2010. Mainline passenger load factor was an all-time record 87.1 percent, up 0.2 points versus June 2010.
US Airways’ President Scott Kirby said, “Our June consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 6 percent versus the same period last year.”
For the month of June, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 73.1 percent with a completion factor of 98.4 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended June 30, 2011 and 2010, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
JUNE

	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	4,114,725	3,976,559	3.5%
Atlantic	1,200,237	1,172,742	2.3%
Latin	419,079	442,211	(5.2)%

Total Mainline Revenue Passenger Miles	5,734,041	5,591,512	2.5%

Mainline Available Seat Miles (000)
Domestic	4,690,794	4,563,555	2.8%
Atlantic	1,393,104	1,327,948	4.9%
Latin	497,904	540,006	(7.8)%

Total Mainline Available Seat Miles	6,581,802	6,431,509	2.3%

Mainline Load Factor (%)
Domestic	87.7	87.1	0.6	pts
Atlantic	86.2	88.3	(2.1	)pts
Latin	84.2	81.9	2.3	pts

Total Mainline Load Factor	87.1	86.9	0.2	pts

Mainline Enplanements
Domestic	4,077,014	3,957,308	3.0%
Atlantic	289,134	289,303	(0.1)%
Latin	318,383	343,415	(7.3)%

Total Mainline Enplanements	4,684,531	4,590,026	2.1%
QUARTER TO DATE

	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	11,827,772	11,328,462	4.4%
Atlantic	3,116,824	2,854,688	9.2%
Latin	1,315,705	1,347,020	(2.3)%

Total Mainline Revenue Passenger Miles	16,260,301	15,530,170	4.7%

Mainline Available Seat Miles (000)
Domestic	13,806,039	13,339,558	3.5%
Atlantic	3,696,970	3,367,067	9.8%
Latin	1,613,116	1,733,631	(7.0)%

Total Mainline Available Seat Miles	19,116,125	18,440,256	3.7%

Mainline Load Factor (%)
Domestic	85.7	84.9	0.8	pts
Atlantic	84.3	84.8	(0.5	)pts
Latin	81.6	77.7	3.9	pts

Total Mainline Load Factor	85.1	84.2	0.9	pts

Mainline Enplanements
Domestic	12,050,543	11,639,864	3.5%
Atlantic	761,773	705,120	8.0%
Latin	986,381	1,035,910	(4.8)%

Total Mainline Enplanements	13,798,697	13,380,894	3.1%
YEAR TO DATE

	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	22,265,839	21,426,187	3.9%
Atlantic	4,857,269	4,317,108	12.5%
Latin	2,706,842	2,840,093	(4.7)%

Total Mainline Revenue Passenger Miles	29,829,950	28,583,388	4.4%

Mainline Available Seat Miles (000)
Domestic	26,529,577	25,817,350	2.8%
Atlantic	6,256,460	5,488,584	14.0%
Latin	3,364,963	3,712,903	(9.4)%

Total Mainline Available Seat Miles	36,151,000	35,018,837	3.2%

Mainline Load Factor (%)
Domestic	83.9	83.0	0.9	pts
Atlantic	77.6	78.7	(1.1	)pts
Latin	80.4	76.5	3.9	pts

Total Mainline Load Factor	82.5	81.6	0.9	pts

Mainline Enplanements
Domestic	23,108,029	22,176,920	4.2%
Atlantic	1,189,907	1,066,163	11.6%
Latin	2,005,050	2,123,030	(5.6)%

Total Mainline Enplanements	26,302,986	25,366,113	3.7%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
JUNE

	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	205,599	200,833	2.4%

Express Available Seat Miles (000)
Domestic	267,698	269,925	(0.8)%

Express Load Factor (%)
Domestic	76.8	74.4	2.4	pts

Express Enplanements
Domestic	703,240	715,568	(1.7)%
QUARTER TO DATE

	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	609,707	566,321	7.7%

Express Available Seat Miles (000)
Domestic	808,195	779,260	3.7%

Express Load Factor (%)
Domestic	75.4	72.7	2.7	pts

Express Enplanements
Domestic	2,082,133	2,086,058	(0.2)%
YEAR TO DATE

	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	1,133,008	1,022,821	10.8%

Express Available Seat Miles (000)
Domestic	1,580,692	1,487,007	6.3%

Express Load Factor (%)
Domestic	71.7	68.8	2.9	pts

Express Enplanements
Domestic	3,873,695	3,756,672	3.1%
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
JUNE

	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,320,324	4,177,392	3.4%
Atlantic	1,200,237	1,172,742	2.3%
Latin	419,079	442,211	(5.2)%

Total Consolidated Revenue Passenger Miles	5,939,640	5,792,345	2.5%

Consolidated Available Seat Miles (000)
Domestic	4,958,492	4,833,480	2.6%
Atlantic	1,393,104	1,327,948	4.9%
Latin	497,904	540,006	(7.8)%

Total Consolidated Available Seat Miles	6,849,500	6,701,434	2.2%

Consolidated Load Factor (%)
Domestic	87.1	86.4	0.7	pts
Atlantic	86.2	88.3	(2.1	)pts
Latin	84.2	81.9	2.3	pts

Total Consolidated Load Factor	86.7	86.4	0.3	pts

Consolidated Enplanements
Domestic	4,780,254	4,672,876	2.3%
Atlantic	289,134	289,303	(0.1)%
Latin	318,383	343,415	(7.3)%

Total Consolidated Enplanements	5,387,771	5,305,594	1.5%
QUARTER TO DATE

	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	12,437,479	11,894,783	4.6%
Atlantic	3,116,824	2,854,688	9.2%
Latin	1,315,705	1,347,020	(2.3)%

Total Consolidated Revenue Passenger Miles	16,870,008	16,096,491	4.8%

Consolidated Available Seat Miles (000)
Domestic	14,614,234	14,118,818	3.5%
Atlantic	3,696,970	3,367,067	9.8%
Latin	1,613,116	1,733,631	(7.0)%

Total Consolidated Available Seat Miles	19,924,320	19,219,516	3.7%

Consolidated Load Factor (%)
Domestic	85.1	84.2	0.9	pts
Atlantic	84.3	84.8	(0.5	)pts
Latin	81.6	77.7	3.9	pts

Total Consolidated Load Factor	84.7	83.8	0.9	pts

Consolidated Enplanements
Domestic	14,132,676	13,725,922	3.0%
Atlantic	761,773	705,120	8.0%
Latin	986,381	1,035,910	(4.8)%

Total Consolidated Enplanements	15,880,830	15,466,952	2.7%
YEAR TO DATE

	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	23,398,847	22,449,008	4.2%
Atlantic	4,857,269	4,317,108	12.5%
Latin	2,706,842	2,840,093	(4.7)%

Total Consolidated Revenue Passenger Miles	30,962,958	29,606,209	4.6%

Consolidated Available Seat Miles (000)
Domestic	28,110,269	27,304,357	3.0%
Atlantic	6,256,460	5,488,584	14.0%
Latin	3,364,963	3,712,903	(9.4)%

Total Consolidated Available Seat Miles	37,731,692	36,505,844	3.4%

Consolidated Load Factor (%)
Domestic	83.2	82.2	1.0	pts
Atlantic	77.6	78.7	(1.1	)pts
Latin	80.4	76.5	3.9	pts

Total Consolidated Load Factor	82.1	81.1	1.0	pts

Consolidated Enplanements
Domestic	26,981,724	25,933,592	4.0%
Atlantic	1,189,907	1,066,163	11.6%
Latin	2,005,050	2,123,030	(5.6)%

Total Consolidated Enplanements	30,176,681	29,122,785	3.6%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,300 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers 21,000 daily flights to 1,160 airports in 181 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010. For the sixth year in a row, the airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index, a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. US Airways also ranked #1 among its competing hub-and-spoke network carriers for 2010 performance as rated by the Wichita State University/Purdue University Airline Quality Rating (AQR). For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)
Forward Looking Statements
Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; our high level of fixed obligations and our ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in our financing arrangements; provisions in our credit card processing and other commercial agreements that may affect our liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; our inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of our hub airports; our reliance on third-party regional operators or third-party service providers; our reliance on and costs of third-party distribution channels, including those provided by global distribution systems and online travel agents; changes in government legislation and regulation; our reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to our business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or our ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; our ability to operate and grow our route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of any accident involving our aircraft or the aircraft of our regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; our ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in our reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2011 and in the Company’s other filings with the SEC, which are available at www.usairways.com.
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